UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 4, 2003


                         The Elder-Beerman Stores Corp.
             (Exact name of registrant as specified in its charter)


          Ohio                      0-02788                    31-0271980
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


                     3155 El-Bee Road                              45439
                       Dayton, Ohio                              (Zip Code)
         (Address of principal executive offices)


Registrant's telephone number, including area code:   (937) 296-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On June 4, 2003, The Elder-Beerman Stores Corp. issued a press release announcing its sales results for the four week fiscal period beginning May 4, 2003 through May 31, 2003, and for the fiscal year-to-date period beginning February 2, 2003 through May 31, 2003. The text of the release is attached as
Exhibit 99.1 to this Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE ELDER-BEERMAN STORES CORP.


                                      By:  /s/ Edward A. Tomechko
                                      -----------------------------------------
                                      Name: Edward A. Tomechko
                                      Title:  Executive Vice President - Chief
                                      Financial Officer, Treasurer and Secretary



Dated:  June 4, 2003